FOR IMMEDIATE RELEASE:
November 7, 2022

NiSource announces results of its business review, top-tier
long-term growth plan and 2040 net zero goal

•Pursuing sale of minority stake in NIPSCO to strengthen the balance sheet and provide financing flexibility
•Annual 6-8% NOEPS long-term growth plan represents best-in-class investment proposition
•Net zero goal continues record of sustainability leadership
•Investor Day event scheduled for noon ET today

MERRILLVILLE, Ind. - NiSource Inc. (NYSE: NI) today announced actions it plans to take based on its previously announced business review, an extension to its long-term growth plan, and a 2040 net zero goal that puts it among the industry leaders, as it positions itself for a future of continued top-tier financial performance, safety and sustainability. The company will share details at an Investor Day event today at the New York Stock Exchange.

Business review identifies performance improvement opportunities and strategic initiatives to strengthen the company

The business review initiated in February 2022 has identified opportunities to drive value to all stakeholders while maintaining service that is affordable for customers. Acting on the review, the company intends to sell a minority interest in its NIPSCO business.

“Our commitment to Indiana remains unchanged. This financial mechanism will have no impact on NIPSCO’s strategic direction in the state or on our commitment to our customers,” said Lloyd Yates, president and CEO. “A minority sale provides a financially efficient opportunity to strengthen our balance sheet and provides flexibility to finance our growth investments as we continue to invest in and serve our customers.”

In addition to strengthening the balance sheet, the proposed minority sale, when completed, is expected to minimize future external capital market needs and is expected to eliminate all equity needs until at least 2025, at which time a modest ATM program is expected to be put in place to maintain credit metrics as growth investments continue.

The review also identified opportunities to optimize NiSource’s cost profile and approach to work. These opportunities will increase productivity through improved processes and technology while enhancing safety, customer service, employee experience, and will reduce the company’s overall cost profile.

The scope of the business review included: benchmarking of other utilities, assessments of legislative and regulatory support for long term investments in each of NiSource’s states, robust analysis of options to optimally finance the growth plan (including portfolio optimization), and strategic merger and acquisition opportunities. The review concluded that the company’s existing diverse portfolio of businesses best positions NiSource for long-term value creation. Among the strengths cited were the company’s record of regulatory execution, significant scale and geographic diversity across six constructive Midwestern-centric states, and the advantage of having both electric and gas businesses.

Extension to growth plan

The extended growth plan announced today is expected to produce a sustainable annual growth rate of 6-8% in net operating earnings per diluted share from 2021 through 2027. This growth rate is among the best as compared to premium valued utilities. The plan includes approximately $15 billion in investments from 2023 through 2027, including renewable energy and infrastructure modernization, driving reductions in greenhouse gas emissions, enhanced safety and reliable service.

“Backed by a strengthened balance sheet and a long runway of investment opportunities, our growth plan provides a compelling, best-in-class, 9-11% total shareholder return proposition,” Yates said. “We intend to move forward on the near and long-term opportunities uncovered by our thorough and open-minded business review. This new long-term, sustainable growth plan provides more moderate and predictable impacts to customer bills, while continuing to support our strong focus on safety, reliability and sustainability.”

Net zero 2040 goal

NiSource continues to advance its sustainability plan by announcing a net zero goal which places it among the industry leaders: reaching net zero Scope 1 and 2 greenhouse gas emissions by 2040. Achieving this goal will require supportive regulatory and legislative policies, favorable stakeholder environments and advancement of technologies that are not currently economical to deploy.

The goal is the next step on a path that has already resulted in a reduction of approximately 58% in Scope 1 emissions since 2005, on the way to an interim target of 90% by 2030. The company intends to retire its last coal-fired generating units by 2026-2028, replaced by generation that is more sustainable, reliable and lower-cost. NiSource has also made significant cuts in methane emissions, with a target of 50% by 2025, driven by replacement of aging gas infrastructure.

“Sustainability is a core value for NiSource, and our net zero by 2040 goal continues our record of leadership through action in this area,” Yates said. “As we develop innovative, new pathways to reduce emissions – including hydrogen, renewable natural gas and emerging technologies – we will continue our ongoing infrastructure modernization, renewable electric generation investments and other strategies responsible for the significant reduction in emissions we have already achieved.”

A link to the webcast of today’s Investor Day event is available on the company’s website at nisource.com/InvestorDay2022.

About NiSource

NiSource Inc. (NYSE: NI) is one of the largest fully-regulated utility companies in the United States, serving approximately 3.2 million natural gas customers and 500,000 electric customers across six states through its local Columbia Gas and NIPSCO brands. Based in Merrillville, Indiana, NiSource’s approximately 7,500 employees are focused on safely delivering reliable and affordable energy to our customers and communities we serve. NiSource is a member of the Dow Jones Sustainability - North America Index. Additional information about NiSource, its investments in modern infrastructure and systems, its commitments and its local brands can be found at www.nisource.com. Follow us at www.facebook.com/nisource, www.linkedin.com/company/nisource or www.twitter.com/nisourceinc. The content of these websites is not incorporated by reference into this document or any other report or document NiSource files with the SEC. NI-F

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FOR ADDITIONAL INFORMATION

Media	Investors
Dave Rau	Randy Hulen	Christopher Turnure
Corporate Media Relations	VP, Investor Relations and Treasurer	Director, Investor Relations
(614) 493-8657	(219) 647-5688	(614) 404-9426
drau@nisource.com	rghulen@nisource.com	cturnure@nisource.com

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Investors and prospective investors should understand that many factors govern whether any forward-looking statement contained herein will be or can be realized. Any one of those factors could cause actual results to differ materially from those projected. These forward-looking statements include, but are not limited to, statements concerning our plans, strategies, objectives, expected performance, expenditures, recovery of expenditures through rates, stated on either a consolidated or segment basis, and any and all underlying assumptions and other statements that are other than statements of historical fact. Expressions of future goals and expectations and similar expressions, including "may," "will," "should," "could," "would," "aims," "seeks," "expects," "plans," "anticipates," "intends," "believes," "estimates," "predicts," "potential," "targets," "forecast," and "continue," reflecting something other than historical fact are intended to identify forward-looking statements. All forward-looking statements are based on assumptions that management believes to be reasonable; however, there can be no assurance that actual results will not differ materially.

Factors that could cause actual results to differ materially from the projections, forecasts, estimates and expectations discussed in this presentation include, among other things, our ability to execute our business plan or growth strategy, including utility infrastructure investments; potential incidents and other operating risks associated with our business; our ability to adapt to, and manage costs related to, advances in technology; impacts related to our aging infrastructure; our ability to obtain sufficient insurance coverage and whether such coverage will protect us against significant losses; the success of our electric generation strategy; construction risks and natural gas costs and supply risks; fluctuations in demand from residential and commercial customers; fluctuations in the price of energy commodities and related transportation costs or an inability to obtain an adequate, reliable and cost-effective fuel supply to meet customer demands; the attraction and retention of a qualified, diverse workforce and ability to maintain good labor relations; our ability to manage new initiatives and organizational changes; the actions of activist stockholders; the performance of third-party suppliers and service providers; potential cybersecurity attacks; increased requirements and costs related to cybersecurity; any damage to our reputation; any remaining liabilities or impact related to the sale of the Massachusetts Business; the impacts of natural disasters, potential terrorist attacks or other catastrophic events; the physical impacts of climate change and the transition to a lower carbon future; our ability to manage the financial and operational risks related to achieving our carbon emission reduction goals, including our net-zero goal; our debt obligations; any changes to our credit rating or the credit rating of certain of our subsidiaries; any adverse effects related to our equity units; adverse economic and capital market conditions or increases in interest rates; inflation; recessions; economic regulation and the impact of regulatory rate reviews; our ability to obtain expected financial or regulatory outcomes; continuing and potential future impacts from the COVID-19 pandemic; economic conditions in certain industries; the reliability of customers and suppliers to fulfill their payment and contractual obligations; the ability of our subsidiaries to generate cash; pension funding obligations; potential impairments of goodwill; changes in the method for determining LIBOR and the potential replacement of the LIBOR benchmark interest rate; the outcome of legal and regulatory proceedings, investigations, incidents, claims and litigation; potential remaining liabilities related to the Greater Lawrence Incident; compliance with the agreements entered into with the U.S. Attorney's Office to settle the U.S. Attorney's Office's investigation relating to the Greater Lawrence Incident; compliance with applicable laws, regulations and tariffs; compliance with environmental laws and the costs of associated liabilities; changes in taxation; other matters in the "Risk Factors" section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and in our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, many of which risks are beyond our control. In addition, the relative contributions to profitability by each business segment, and the assumptions underlying the forward-looking statements relating thereto, may change over time.

All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligation to, and expressly disclaim any such obligation to, update or revise any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events or changes to the future results over time or otherwise, except as required by law.

Regulation G Disclosure Statement

This press release includes financial results and guidance for NiSource with respect to net operating earnings available to common shareholders, which is a non-GAAP financial measure as defined by the Securities and Exchange Commission’s (SEC) Regulation G. The company includes this measure because management believes it permits investors to view the company’s performance using the same tools that management uses and to better evaluate the company’s ongoing business performance. With respect to such guidance, it should be noted that there will likely be a difference between this measure and its GAAP equivalent due to various factors, including, but not limited to, fluctuations in weather, the impact of asset sales and impairments, and other items included in GAAP results. The company is not able to estimate the impact of such factors on GAAP earnings and, as such, is not providing earnings guidance on a GAAP basis. In addition, the company is not able to provide a reconciliation of its non-GAAP net operating earnings guidance to its GAAP equivalent without unreasonable efforts.
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